UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 2, 2004

STEWART & STEVENSON SERVICES, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-8493 (Commission File Number)	74-1051605 (I.R.S. Employer Identification No.)
2707 North Loop West Houston, Texas (Address of principal executive offices)		77008 (Zip code)

Registrant's telephone number, including area code: (713) 868-7700

Item 7. Exhibits.

Exhibit 99.1    Company Press Release dated March 2, 2004, titled "Stewart & Stevenson Services Announces Preliminary Fourth Quarter Results and Leadership Changes".

Item 12. Results of Operations and Financial Condition.

All of the information furnished in Item 12 of this report and the accompanying exhibit(s) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

On March 2, 2004, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing its preliminary fiscal 2003 fourth quarter results and leadership changes.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.
DATE MARCH 2, 2004	By:	/s/ JOHN B. SIMMONS
	Name:	John B. Simmons
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1
Company Press Release dated March 2, 2004, titled "Stewart & Stevenson Services Announces Preliminary Fourth Quarter Results and Leadership Changes".